UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐  Soliciting Material Pursuant to § 240.14a-12

Monster Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on 06/08/2010 Meeting Information MONSTER WORLDWIDE, INC. Meeting Type: Annual For holders as of: 04/14/2010 Date: 06/08/2010 Time: 10:00 a.m. EDT Location: Dechert LLP 1095 Avenue of the Americas 28th Floor New York, NY 10036 You are receiving this communication because you hold shares in the company named above. MONSTER WORLDWIDE, INC. 622 THIRD AVENUE This is not a ballot. You cannot use this notice to vote 39TH FLOOR NEW YORK, NY 10017 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -Z52364 See the reverse side of this notice for instructions M23995 on how to access the proxy materials and vote.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow J1234 5678 9012 (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow J1234 5678 9012 (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/25/2010. How To Vote Please Choose One of the Following Voting Methods Vote In Person: To obtain directions to attend the meeting and vote in person, please call Monster Worldwide, Inc.’s Investor Relations Department at 212-351-7032. Please check the meeting materials for special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M23996-Z52364 marked by the arrow J1234 5678 9012 available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR all of the nominees in proposal 1 and FOR proposal 2. 1. ELECTION OF DIRECTORS Nominees: 01) Salvatore Iannuzzi 02) Robert J. Chrenc 03) John Gaulding 04) Edmund P. Giambastiani, Jr. 05) Cynthia P. McCague 06) Jeffrey F. Rayport 07) Roberto Tunioli 08) Timothy T. Yates 2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS MONSTER WORLDWIDE, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

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